VANGUARD® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA DD

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account B

Supplement Dated September 7, 2017

to the

Prospectus dated May 1, 2017

Effective on or about September 7, 2017 the following investment options are generally available to contracts:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Total International Stock Market Index Portfolio	Total International Stock Market Index Portfolio	The Vanguard Group, Inc. (Vanguard)

Investment Objective: The Portfolio seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

Global Bond Index Portfolio	Global Bond Index Portfolio	The Vanguard Group, Inc. (Vanguard)
Investment Objective: The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Vanguard Variable Annuity dated May 1, 2017

TPLPSA  092017